Exhibit 10.22

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 16, 2014, is made by and among Asterias Biotherapeutics, Inc., a Delaware corporation (the “Company”), and each Shareholder (as defined below) who is the registered holder of Registrable Securities (as defined below).

WHEREAS, the parties hereto desire to provide for, among other things, the grant of registration rights with respect to the Registrable Securities.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions and Interpretations.

(a)                 Definitions.  As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

(i)                “Acquired Shares” means the Shares issued or issuable upon the exercise of the Warrants, including any Shares into which such Shares may be converted, and any.

(ii)              “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to a Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

(iii)            “Agreement” means this Registration Rights Agreement as the same may be amended, supplemented or modified in accordance with the terms.

(iv)              “Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

(v)                “Board of Directors” means the Board of Directors of the Company (or any duly authorized committee thereof).

(vi)              “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York and San Francisco, California are authorized or required by law or executive order to close.

(vii)            “Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

(viii)          “Company” has the meaning set forth in the preamble to this Agreement.

(ix)             “Company Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of the Company or used or referred to by the Company in connection with an offering of Registrable Securities.

(x)               “Disclosure Package” means, with respect to any offering of Registrable Securities, (i) the preliminary Prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

(xi)             “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

(xii)           “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

(xiii)         “Indemnified Party” has the meaning set forth in Section 4(c).

(xiv)           “Indemnifying Party” has the meaning set forth in Section 4(c).

(xv)             “Inspector” has the meaning set forth in Section 3(b).

(xvi)           “Liability” has the meaning set forth in Section 4(a).

(xvii)         “Permitted Assignee” means  with respect to any Shareholder, to the extent applicable, (i) such Shareholder’s parents, spouse, siblings, siblings’ spouses, children (including stepchildren and adopted children), children’s spouses, grandchildren or grandchildren’s spouses (“Family Members”), (ii) a corporation, partnership or limited liability company, a majority of the beneficial interests of which shall be held by such Shareholder, such Shareholder’s Affiliates and/or such Shareholder’s Family Members, (iii) a trust, the beneficiaries of which are such Shareholder and/or such Shareholder’s Family Members, (iv) such Shareholder’s heirs, executors, administrators, estate or a trust under such Shareholder’s will, (v) an entity described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, that is established by such Shareholder, and (vi) any Affiliate of such Shareholder.

(xviii)       “Person” means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

(xix)           “Pledgee” has the meaning set forth in Section 2(d)(i).

(xx)            “Prospectus” means the prospectus related to any Registration Statement (including, without limitation, a prospectus or prospectus supplement that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415, 430A, 430B or 430C under the Securities Act, as amended or supplemented by any amendment or prospectus supplement), including post-effective amendments, and all materials incorporated by reference in such prospectus.

(xxi)          “Records” has the meaning set forth in Section 3(b)(viii).

(xxii)        “Registrable Securities” means, subject to Section 2(b) and Section 2(d)(i), (i) the Acquired Shares, (ii) the Warrants, and (iii) any other securities that are (A) distributed as a dividend or otherwise with respect to Acquired Shares, or (B) issued or issuable in exchange for or through conversion of the Acquired Shares or Warrants pursuant to a recapitalization, reorganization, merger, consolidation, sale of assets or other transaction.

(xxiii)      “Registration Expenses” has the meaning set forth in Section 3(f).

(xxiv)        “Registration Statement” means a registration statement filed pursuant to the Securities Act.

(xxv)          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

(xxvi)        “Shareholder” means (a) the Persons named on Schedule I,  and (b) such Permitted Assignees or Pledgees of the Persons named on Schedule I to whom registration rights under this Agreement are validly transferred in accordance with Section 2(d)(i).

(xxvii)      “Shareholders’ Counsel” has the meaning set forth in Section 3(b).

(xxviii)    “Shares” means (i) the Series B common stock, of the Company, (ii) any securities of the Company or any successor or assign of the Company into which such shares described in clause (i) are reclassified or reconstituted or into which such shares are converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise, including any conversion pursuant to the Certificate of Incorporation of the Company or (iii) any securities received as a dividend or distribution in respect of the securities described in clauses (i) and (ii) above.

(xxix)       “Warrants” means warrants to purchase Shares of the Company issued to the Shareholders named on Schedule I pursuant to the Stock and Warrant Purchase Agreement between the Company and such Shareholders.

(b)                Interpretation.  Unless otherwise noted:

(i)                All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor laws, rules, regulations and forms thereto in effect at the time.

(ii)              All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

(iii)            All references to agreements and other contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended, waived, supplemented or modified from time to time.

(iv)              All references to any amount of securities (including Registrable Securities) shall be deemed to be a reference to such amount measured on an as-converted or as-exercised basis.

2.	General; Securities Subject to this Agreement

(a)                Grant of Rights.  The Company hereby grants registration rights to the Shareholders upon the terms and conditions set forth in this Agreement.

(b)                Registrable Securities.  For the purposes of this Agreement, Registrable Securities held by any Person will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of the Registrable Securities held by a Person may be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company, without any limitation as to volume or manner of sale pursuant to Rule 144  promulgated under the Securities Act, (iii) the Registrable Securities have ceased to be outstanding, or (iv) the Registrable Securities have been transferred pursuant to a transfer or pledge otherwise than pursuant to Section 2(d).

(c)                 Holders of Registrable Securities.  A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

(d)                Transfer of Registration Rights.

(i)                A Shareholder may transfer or pledge Registrable Securities with the associated registration rights under this Agreement (including transfers occurring by operation of law or by reason of intestacy) to a Permitted Assignee or a pledgee (“Pledgee”) only if (1) such Permitted Assignee or Pledgee agrees in writing to be bound as a Shareholder by the provisions of this Agreement, such agreement being substantially in the form of Annex A hereto, and (2) immediately following such transfer or pledge, the further disposition of such Registrable Securities by such Permitted Assignee or Pledgee would be restricted under the Securities Act and the entire amount of all such Registrable Securities could not be sold in a single sale, in the opinion of counsel reasonably satisfactory to the Company, without any limitation as to volume or manner of sale pursuant to Rule 144 promulgated under the Securities Act.  Upon any transfer or pledge of Registrable Securities other than as set forth in this Section 2(d), such securities shall no longer constitute Registrable Securities.

(ii)              Subject to Section 2(b), if a Shareholder assigns its rights under this Agreement in connection with the transfer of less than all of its Registrable Securities, the Shareholder shall retain its rights under this Agreement with respect to its remaining Registrable Securities.  If a Shareholder assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, such Shareholder shall have no further rights or obligations under this Agreement, except under Section 4 in respect of offerings in which it participated.

3.	Registration Procedures

(a)                 S-3 Registration.  Promptly after the date on which the Company becomes eligible to register the Registrable Securities on Form S-3, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof.

(b)                Obligations of the Company.  In connection with the registration of Registrable Securities, the Company shall:

(i)                prepare and file with the Commission a Registration Statement on Form S-3 and cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including, without limitation, any documents incorporated by reference therein), or before using any Free Writing Prospectus, provide one firm of legal counsel selected by Shareholders holding a majority of the Registrable Securities being registered in such registration (“Shareholder’ Counsel”), any managing underwriter or broker/dealer participating in any disposition of such Registrable Securities pursuant to a Registration Statement and any attorney retained by any such managing underwriter or broker/dealer (each, an “Inspector” and collectively, the “Inspectors”) with an opportunity to review and comment on such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto) and each Free Writing Prospectus to be filed with the Commission, subject to such documents being under the Company’s control.  The Company shall notify the Shareholders’ Counsel and each seller of Registrable Securities pursuant to such Registration Statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(ii)              prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as shall be necessary to keep such Registration Statement effective for the lesser of (x) such period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (or, if such Registration Statement is an Automatic Shelf Registration Statement, on the first anniversary of the date of filing of such Automatic Shelf Registration Statement) or (y) the securities covered by such Registration Statement are no longer Registrable Securities;

(iii)            furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), any Prospectus filed under Rule 424 under the Securities Act and any Free Writing Prospectus as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller; provided that the Company need not provide copies of exhibits to the Registration Statement.

(iv)              use its commercially reasonable efforts to expeditiously register or qualify such Registrable Securities under such other securities or “blue sky” laws of California and New York if required by the laws of such states, and continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold or are “covered securities” under the Securities Act, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(b)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

(v)                following its actual knowledge thereof, notify each seller of Registrable Securities: (A) when a Prospectus, any Prospectus supplement, any Free Writing Prospectus, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for amendments or supplements to a Registration Statement, related Prospectus or Free Writing Prospectus or for additional information; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (D) of the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such Registration Statement, related Prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement, Prospectus or Free Writing Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company need not disclose any facts or events that have not been publicly disclosed by the Company;

(vi)              upon the occurrence of any event contemplated by Section 3(b)(v)(D), as promptly as practicable, prepare a supplement or amendment to such Registration Statement, related Prospectus or Free Writing Prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to, or amendment of, such Registration Statement, Prospectus or Free Writing Prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)            enter into and perform customary agreements and take such other actions as are reasonably required in order to facilitate the disposition of such Registrable Securities and shall provide all reasonable cooperation, including causing counsel to the Company to deliver customary legal opinions in connection with any such underwriting agreements;

(viii)          make available at reasonable times for inspection by any Inspector all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors, managers and employees, and the Company’s independent registered public accounting firm, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement.  Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company’s reasonable judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public.  Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, promptly give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(ix)             if such sale is pursuant to an underwritten offering, obtain a “cold comfort” letter dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent registered public accounting firm in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter reasonably requests;

(x)               furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, may reasonably request and are customarily included in such opinions;

(xi)             cause any Shares included in the Registration Statement to be listed on each securities exchange on which the Shares are then listed. The Company shall pay all fees and expenses in connection with satisfying its obligation to list such Shares.

(xii)            make all required filings of all Prospectuses and Free Writing Prospectuses with the Commission;

(xiii)         make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby); and

(xiv)           take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

(c)                 Seller Requirements.  In connection with any offering under any Registration Statement under this Agreement, each Shareholder (i) shall promptly furnish to the Company in writing such information with respect to the Shareholder and the intended method of disposition of its Registrable Securities as the Company may reasonably request or as may be required by law or regulations for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by the Shareholder not contain a material misstatement of fact or necessary to cause such Registration Statement or Prospectus (or amendment or supplement thereto) not to omit a material fact with respect to the Shareholder necessary in order to make the statements therein not misleading; (ii) shall comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of the Registrable Securities; and (iii) shall not use any Free Writing Prospectus without the prior written consent of the Company.  If any seller of Registrable Securities fails to provide such information required to be included in such Registration Statement by applicable securities laws or otherwise necessary or desirable in connection with the disposition of such Registrable Securities, within ten (10) calendar days after written request therefor, the Company may exclude such seller’s Registrable Securities from the registration statement.

(d)                 Exception for Valid Business Reason.  Notwithstanding any other provision of this Section 3, if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, reorganization or merger or other transaction involving the Company or require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company (a “Valid Business Reason”), (x) the Company may postpone filing a Registration Statement (but not the preparation of the Registration Statement) until the occurrence of the Valid Business Reason or until the Valid Business Reason no longer exists, and (y) in case a Registration Statement has been filed, the Company may postpone amending or supplementing such Registration Statement or requesting that the Registration Statement become effective under the Securities Act.  The Company shall give written notice to all Shareholders of its determination to postpone filing, amending, supplementing, requesting effectiveness of a Registration Statement, and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof.

(e)                 Notice to Discontinue.  Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(b)(v)(D), the Shareholder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Shareholder’s receipt of the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 3(b)(vi) (or if no supplemental or amended prospectus or Free Writing Prospectus is required, upon confirmation from the Company that use of the Prospectus or Free Writing Prospectus is once again permitted) and, if so directed by the Company, the Shareholder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Shareholder’s possession, of the Prospectus or Free Writing Prospectus covering such Registrable Securities which is current at the time of receipt of such notice.

(f)                  Registration Expenses.  The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission filing fees, (ii) all fees and expenses incurred in complying with state securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, and (iv) the fees, charges and expenses of counsel to the Company and of its independent registered public accounting firm and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “cold comfort” letters and the reasonable and documented legal fees, charges and expenses of Shareholder’s Counsel and regardless of whether such Registration Statement is declared effective.  All of the expenses described in the preceding sentence of this Section 3(f) are referred to herein as “Registration Expenses”.

4.	Indemnification; Contribution

(a)                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Shareholders, and each of their respective partners, directors, officers, Affiliates, stockholders, members, employees, trustees, legal counsel and accountants and each Person who controls (within the meaning of Section 15 of the Securities Act) any Shareholder, from and against any and all losses, claims, damages, liabilities and expenses, or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable attorneys’ fees and expenses) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon (a) in the case of the Registration Statement or any amendment thereto, the Disclosure Package, the Prospectus, any Free Writing Prospectus, or in any supplement thereto, any untrue, or allegedly untrue, statement of a material fact or omission, or alleged omission, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; provided, however, that the Company shall not be held liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto solely in reliance upon and in conformity with information concerning any Shareholder furnished in writing to the Company by or on behalf of a Shareholder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 3(c).  The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Shareholders.

(b)                 Indemnification by Shareholders.  In connection with any offering in which any Shareholder is participating pursuant to this Agreement, each participating Shareholder agrees severally to indemnify and hold harmless the Company, any underwriter retained by the Company, each of their respective partners, directors, officers, Affiliates, stockholders, managers, members, employees, trustees, legal counsel and accountants, and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Shareholders, but only to the extent that Liabilities arise out of or are based upon a statement or alleged statement or an omission or alleged omission that was made solely in reliance upon and in conformity with information with respect to such Shareholder furnished in writing to the Company by or on behalf of the Shareholder expressly for use in such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto, including, without limitation, the information furnished to the Company pursuant to Section 3(c).  In no event shall the liability of a Shareholder hereunder be greater in amount than the net proceeds received by the Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation except in the case of fraud by the Shareholder.

(c)                 Conduct of Indemnification Proceedings.  Any Person entitled to indemnification or contribution hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure).  If notice of commencement of any such action is given to the Indemnifying Party as provided in this Section 4(c), the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  Each Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable and documented out‑of‑pocket fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party.  In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the reasonable and documented out‑of‑pocket fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such reasonable and documented out‑of‑pocket fees and expenses shall be reimbursed as incurred.  No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

(d)                Contribution.  (i)  If the indemnification provided for in this Section 4 from the Indemnifying Party is unavailable to an Indemnified Party hereunder or insufficient to hold harmless an Indemnified Party in respect of any Liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations.  The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4(a), 4(b), and 4(c) , any reasonable and documented out‑of‑pocket legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii)                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d)) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  In no event shall a Shareholder be required to contribute an amount under this Section 4(d) in excess of the net proceeds received by the Shareholder upon the sale of the Shareholder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation, except in the case of fraud by the Shareholder.

5.	Reports Under Exchange Act

(a)                 With a view to making available to the Shareholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Shareholders to sell Registrable Shares of the Company to the public without registration, the Company agrees for the period of at least one year from the date hereof, to:

(i)                Make and keep public information available, as those terms are used in Rule 144, at all times;

(ii)              File with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act and the rules and regulations of any applicable securities exchanges;

(iii)            Furnish to the Shareholders, so long as the Shareholders own any Registrable Shares, forthwith on request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, and (ii) a copy of the most recent annual or quarterly report of the Company filed under the Exchange Act; and

(iv)              Undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144 for the resale of the Registrable Securities.

6.	Miscellaneous

(a)                 Share Splits, etc.  The provisions of this Agreement shall be appropriately adjusted for any share dividends, splits, reverse splits, combinations recapitalizations and the like occurring after the date.

(b)                Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions may not be given unless consented to in writing by the Company and the Shareholders.

(c)                 Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by telecopy, electronic mail, air courier service or personal delivery:

If to the Company:	Asterias Biotherapeutics, Inc.
230 Constitution Drive
Menlo Park, California 95402
Attention: Robert Peabody, Chief Financial Officer
rpeabody@biotimemail.com

with a copy to:
Thompson, Welch, Soroko & Gilbert LLP
235 Pine Street, 13th Floor
San Francisco, California 94104
Attention: Richard S. Soroko
rsoroko@twsglaw.com

If to a Shareholder, at the most recent address for such Shareholder as shown in the Company’s register of its stockholders.

All such notices, demands and other communications shall be deemed to have been duly given when delivered in the manner provided in this Section 6(c).  Any party may by notice given in accordance with this Section 6(c) designate another address or Person for receipt of notices hereunder.

(d)                Permitted Assignees; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the Company and the Shareholders (including the Permitted Assignees and Pledgees of Shareholders as provided in Section 2(d)(i)), and, except as provided in Section 4, no other Person is intended to be a beneficiary of this Agreement.

(e)                 Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)                  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning.

(g)                Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of California, without regard to the principles of conflicts of law.

(h)                Jurisdiction.  (i)  Any action or proceeding against any party hereto relating in any way to this Agreement or the transactions contemplated hereby may be brought and enforced in the federal or state courts in the State of California, and each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding.  Each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such person or entity at the address for such person or entity set forth in Section 6(c) or such other address such person or entity shall notify the other in writing.  The foregoing shall not limit the right of any person or entity to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

(ii)                Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Agreement or the transactions contemplated hereby in any court located in the State of California or located in any other jurisdiction chosen by the Company in accordance with Section 6(h)(i).  Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any claim that a court located in the State of California is not a convenient forum for any such action or proceeding.

(iii)              Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives, to the fullest extent permitted by applicable United States federal and state law, all immunity from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in any action or proceeding relating in any way to this Agreement or the transactions contemplated hereby in the courts of the State of California, of the United States or of any other country or jurisdiction, and hereby waives any right he might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

(i)                  Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions  shall not be in any way impaired.

(j)                  Rules of Construction.  Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.  Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

(k)                 Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter.  There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter, other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

(l)                   Further Assurances.  Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(m)               Other Agreements.  Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

ASTERIAS BIOTHERAPEUTICS, INC.

By:	s/Pedro Lichtinger
Pedro Lichtinger
Title: President and Chief Executive Officer

SHAREHOLDERS:

s/Jay J. Miller
Jay J. Miller, Trustee of the
George Karfunkel 2007 Grantor Trust #1

Broadwood Partners, L.P.

By:	Broadwood Capital, Inc.
General Partner

	By:	s/Neal C. Bradsher
Neal C. Bradsher
Title: President

ANNEX A

[Name and Address of Transferee]
________
[Address]

[Name and Address of Transferor]

________, 20__

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement, dated as of June __, 2014 (the “Registration Rights Agreement”), by and among Asterias Biotherapeutics, Inc., a Delaware corporation, and the persons named therein as Shareholders.  All capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Registration Rights Agreement.

In connection with the transfer by [Name of Transferor] of Registrable Securities with associated registration rights under the Registration Rights Agreement to [Name of Transferee] as transferee (the “Transferee”), the Transferee hereby agrees to be bound as a Shareholder by the provisions of the Registration Rights Agreement as provided under Section 2(d)(i)) thereto.

This consent shall be governed by California law.

Yours sincerely,

[Name of Transferee]

By:
Name:
Title:

SCHEDULE I

Shareholders

Jay J. Miller, Trustee of the George Karfunkel 2007 Grantor Trust #1

Broadwood Partners, L.P.